SECURITIES AND EXCHANGE COMMISSION
                                   Washington, DC 20549

                                         FORM 8-K

                    CURRENT REPORT PURSUANT TO SECTION 13 OR 15 (D) OF
                            THE SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported)       May 26, 1994






                         UNITED DOMINION REALTY TRUST, INC.
                (Exact name of registrant as specified in its charter)




         Virginia                        1-10524               54-0857512
(State or other jurisdiction of        (Commission         (I.R.S. Employer
incorporation of organization)         File Number)       Identification No.)




            10 South Sixth Street, Suite 203, Richmond, Virginia 23219-3802
                         (Address of principal executive offices)


Registrant's telephone number, including area code       (804) 780-2691



                                         NO CHANGE
               (Former name or former address, if changed since last report)

ITEM 2.  Acquisition or Disposition of Assets

        On April 1, 1994, the registrant, United Dominion Realty Trust, Inc. (the "Trust") signed 25 separate contracts to acquire a portfolio of 25 apartment communities, located primarily in the Southeast, in separate but related transactions from certain affiliates of Clover Financial Corporation, a New Jersey corporation for $162,997,000, including estimated closing costs (the "Portfolio Acquisition"). The proposed acquisition will be financed through several sources of cash which include (i) the net proceeds from a public offering of 7,000,000 shares of Common Stock, estimated to be $98,700,000, (ii) the assumption of two mortgage loans encumbering two properties in the Portfolio Acquisition totaling $11,700,000, and (iii) senior unsecured debt comprised of a combination of bank line borrowings and term debt. The 25 apartment communities consist of 5,170 total units located on a total of 365 acres, built at various times between 1964 and 1987.

ITEM 5. Other Events

        The Trust anticipates financing a portion of its 1994 property acquisitions, including the Portfolio Acquisition, through the issuance of $75 million to $100 million of 7 to 10 year senior unsecured debt during the third quarter of 1994. To mitigate the risks of rising interest rates, on May 18, 1994, the Trust entered into an interest rate hedge agreement with Goldman, Sachs & Co., a New York limited partnership, which agreement has the effect of limiting the Trust's exposure to an increase in the 10-year Treasury Rate to a maximum of 7.197% for $75,000,000 of its debt to be issued on or before September 15, 1994.


ITEM 7.  Financial Statements, Pro Forma Financial Information and Exhibits

          Description                                        Location
(a)       Financial Statements of Businesses Acquired       5 through 14

(b)       Pro Forma Financial Information                  14 through 23

(c)       Exhibits
          (23) Consents of Independent Auditors            25 through 26
          (99) Rate Hedge Agreement, dated May 18,
               1994, between United Dominion Realty
               Trust, Inc. and Goldman, Sachs & Co.        27 through 33

               Report of Independent Certified Public Accountants


Holly Tree Park Apartments,
  Knolls at Newgate and
  Mallard Green Apartments
Merchantville, New Jersey

We have audited the accompanying combined historical summary of gross income and direct operating expenses of Holly Tree Park Apartments, Knolls at Newgate and Mallard Green Apartments, as defined in Note 2, for the year ended December 31, 1993. This combined historical summary is the responsi-bility of the management of Holly Tree Park Apartments, Knolls at Newgate and Mallard Green Apartments. Our responsibility is to express an opinion on this combined historical summary based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the combined historical summary is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the combined historical summary. An audit also includes assessing the basis of accounting used and the significant estimates made by management, as well as evaluating the overall presentation of the combined historical summary. We believe that our audit provides a reasonable basis for our opinion.

The accompanying combined historical summary was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission as described in Note 1 and is not intended to be a complete presentation of the gross income and direct operating expenses of Holly Tree Park Apartments, Knolls at Newgate and Mallard Green Apartments.

In our opinion, the combined historical summary referred to above presents fairly, in all material respects, the combined gross income and combined direct operating expenses described in Note 2 of Holly Tree Park Apartments, Knolls at Newgate and Mallard Green Apartments for the year ended Decem-ber 31, 1993, in conformity with generally accepted accounting principles.


                                    /s/ BDO Seidman


February 4, 1994

                      Combined Historical Summary of Gross
                      Income and Direct Operating Expenses


                                                  Year ended
                                                  December 31,
                                                      1993
Gross income
      Net revenue                                  $2,628,734


Direct operating expenses
      Real estate taxes                               151,878
      Repairs and maintenance                         322,839
      Utilities                                       296,193
      Property management fees                        128,486
      Other operating expenses                        427,649


Total direct operating expenses                     1,327,045


Gross income in excess of direct
operating expenses                                 $1,301,689


    See accompanying notes to combined historical summary of gross income and direct operating expenses.

                    Notes to Combined Historical Summary of
                   Gross Income and Direct Operating Expenses


1. Basis of Presentation

The Holly Tree Park Apartments, Knolls at Newgate and Mallard Green Apartments (the "Properties") consist of three residential apartment properties located in Maryland, Virginia and North Carolina, respectively, together with the existing leases and property management agreements. The assets that comprise the Properties have been held as an investment of Clover Income Properties, L.P., Clover Income Properties II, L.P. and Clover Income Properties III, L.P., respectively (the "Owner"), throughout the period ended December 31, 1993. The accompanying financial statement presents the combined results of the Properties as a stand-alone entity.

2. Summary of Significant Accounting Policies

Revenue and Expense Recognition

The accompanying financial statement has been prepared using the accrual method of accounting. Rental revenue is recognized when earned and represents potential billings, net of vacancies and bad debts. Certain ex-penses such as depreciation, income taxes, interest expense and corporate expenses are not reflected in the financial statement, as required by Rule 3-14 of Regulation S-X of the Securities and Exchange Commission.

Repairs and Maintenance

Repairs and maintenance costs are expensed as incurred, while significant improvements, renovations and replacements (including appliances and carpeting) are capitalized.


3. The Properties

The Properties are located in Maryland, Virginia and North Carolina. There are 364 apartment units contained within the Properties.

The apartments, which are typically garden-style units with one, two or three bedrooms, are managed by Allstate Management Corporation, an affiliate of the owner of the properties. The apartments are generally leased for terms of six months to one year. Average occupancy of the Properties was approxi-mately 93% during 1993.

4. Property Management Fees

Property management services are provided through Allstate Management Corporation, an affiliate of the owner of the Properties. Fees for such services were 5% of gross receipts from operations, as defined in the applicable property management agreements.

5. Commitments and Contingencies

The Knolls at Newgate Apartments was acquired subject to an existing ground lease from an unaffiliated third party which expires April 12, 2039.

Lease payments of $1,440 ($17,280 per annum) are paid monthly. Additional rent, which is defined as 10% of all collections from tenants in excess of $316,000 for each calendar year, is payable within 90 days after the close of the calendar year. Additional rent payable at December 31, 1993 was $65,987.

                      Report of Independent Auditors




To the Board of Directors
United Dominion Realty Trust, Inc.



We have audited the accompanying combined statement of rental operations of Clover Financial Partnership Properties, as defined in Note 2, for the year ended December 31, 1993. This combined statement is the responsibility of the management of Clover Financial Partnership Properties. Our responsibility is to express an opinion on this combined statement based on our audit. We did not audit the statement of rental operations of Crossroads I, II, and III, Overlook, Park I and II, and Hunting Ridge Apartment Communities, which statements reflect total revenues of $5,638,277 for the year ended December 31, 1993. Those statements were audited by other auditors whose report has been furnished to us, and our opinion, insofar as it relates to the amounts included for Crossroads I, II and III, Overlook, Park I and II and Hunting Ridge Apartment Communities, is based solely on the report of the other auditors.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the combined statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the combined statement. An audit also includes assessing the basis of accounting used and the significant estimates made by management, as well as evaluating the overall presentation of the combined statement. We believe that our audit provides a reasonable basis for our opinion.

The accompanying combined statement was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission for inclusion on a Current Report on Form 8-K of United Dominion Realty Trust as described in Note 1 and is not intended to be a complete presentation of the gross income and direct operating expenses of Clover Financial Partnership Properties.

In our opinion, based on our audit and the report of other auditors, the combined statement referred to above presents fairly, in all material respects, the combined gross income and combined direct operating expenses described in Note 2 of Clover Financial Partnership Properties for the year ended December 31, 1993, in conformity with generally accepted accounting principles.

                  /s/ ALLOY, SILVERSTEIN, SHAPIRO, ADAMS, MULFORD & CO. ALLOY, SILVERSTEIN, SHAPIRO, ADAMS, MULFORD & CO.


May 19, 1994

                  CLOVER FINANCIAL PARTNERSHIP PROPERTIES
                  COMBINED STATEMENT OF RENTAL OPERATIONS
                       YEAR ENDED DECEMBER 31, 1993




REVENUES FROM RENTAL PROPERTY                              $ 25,715,828


RENTAL PROPERTY EXPENSES
  Real Estate Taxes                           $ 1,823,358
  Repairs and Maintenance                       4,115,651
  Utilities, Water and Sewer                    2,165,124
  Property Management Fees                      1,284,581
  Other Operating Expenses                      4,061,508


TOTAL RENTAL PROPERTY EXPENSES                               13,450,222


INCOME FROM RENTAL OPERATIONS                              $ 12,265,606



The accompanying notes are an integral part of this statement.

                  CLOVER FINANCIAL PARTNERSHIP PROPERTIES
           NOTES TO THE COMBINED STATEMENT OF RENTAL OPERATIONS
                       YEAR ENDED DECEMBER 31, 1993


1.  Basis of Presentation
    The Clover Financial Partnership Properties consist of residential apartment communities together with the existing leases and property management agreements. The assets that comprise the Properties have been held as investments of Partnerships affiliated with Clover Financial Corp. throughout the year ended December 31, 1993. The accompanying financial statement presents the results of the combined rental operations of the Properties as a single entity. The residential apartment communities included in the financial statement are as follows:

    Apartment Community        Location                        # of Units
    Crossroads I, II and III   Columbia, South Carolina           622
    Overlook                   Greenville, South Carolina         237
    Park I and II              Columbia, South Carolina           292
    Dover Country Club         Dover, Delaware                    224
    Excalibur                  Charlotte, North Carolina          240
    Great Oaks                 Ellicott City, Maryland            300
    Grove Park                 Raleigh, North Carolina             65
    Hampton Forest             Greenville, South Carolina         130
    Harris Pond                Charlotte, North Carolina          170
    Hunting Ridge              Greenville, South Carolina         152
    Huntingwood                Lynchburg, Virginia                114
    Indian Hills               Anniston, Alabama                  140
    Landing                    Greenville, South Carolina         224
    Marina Park                North Miami, Florida                88
    Royal Oaks                 Savannah, Georgia                  228
    Somerset                   Summerville, South Carolina        240
    St. Andrews                Columbia, South Carolina           232
    Three Fountains            Montgomery, Alabama                242
    Twin Coves                 Glen Burnie, Maryland              132
    Waterford                  Columbia, South Carolina           268
    West Knoll                 Newark, Delaware                   100
    Woodside                   Glen Burnie, Maryland              366

2.  Summary of Significant Accounting Policies

    Revenue and Expense Recognition
    The accompanying combined statement of rental operations has been prepared using the accrual method of accounting. Certain expenses such as depreciation, amortization, income taxes and mortgage interest expense are not reflected in the statement of rental operations, as required by Rule 3-14 of Regulation S-X of the Securities and Exchange Commission.

                  CLOVER FINANCIAL PARTNERSHIP PROPERTIES
           NOTES TO THE COMBINED STATEMENT OF RENTAL OPERATIONS
                       YEAR ENDED DECEMBER 31, 1993
                                (Continued)


2.  Summary of Significant Accounting Policies

    Repairs and Maintenance
    Repairs and maintenance costs were expensed as incurred, while significant improvements, renovations and replacements were capitalized.

3.  Property Management Fees
    Property management services were provided through affiliates of Clover Financial Corp. Fees for such services vary by apartment community, as defined in the applicable property management agreements. Property management fees for the year ended December 31, 1993 are summarized as follows:

    Apartment Community              % of Gross Receipts       Amount
    Crossroads I, II and III                 4%             $  124,111
    Overlook                                 4%                 35,530
    Park I and II                            4%                 44,987
    Dover Country Club                       6%                 84,484
    Excalibur Apartments                     5%                 65,788
    Great Oaks                               6%                129,550
    Grove Park                               5%                 18,466
    Hampton Forest                           5%                 28,688
    Harris Pond                              - (a)              60,000
    Hunting Ridge                            5%                 27,261
    Huntingwood                              5%                 32,657
    Indian Hills                             5%                 37,032
    Landing                                  5%                 51,995
    Marina Park                              5%                 32,453
    Royal Oaks                               - (b)             107,143
    Somerset                                 6%                 59,892
    St. Andrews                              5%                 65,069
    Three Fountains                          3%                 38,842
    Twin Coves                               5%                 36,592
    Waterford                                3%                 38,145
    West Knoll                               5%                 32,453
    Woodside                                 6%                133,443

        Total                                              $ 1,284,581



(a) Annual fee of $60,000
(b) Seven year agreement for $750,000 ($107,143 annually)

                       UNITED DOMINION REALTY TRUST, INC.

                   CERTAIN PROPERTIES PROPOSED TO BE ACQUIRED
                SUMMARY OF REVENUES AND CERTAIN RENTAL EXPENSES
                      FOR THE YEAR ENDED DECEMBER 31, 1993
                            (IN THOUSANDS OF DOLLARS)


  Rental income                                              $28,345
  Rental expenses (excluding depreciation):
     Utilities                                      $2,461
     Repairs and maintenance                         4,439
     Real estate taxes                               1,975
     Property management                             1,413
     Other rental expenses                           4,489    14,777
  Excess of revenues over certain rental expenses            $13,568




          CERTAIN PROPERTIES PROPOSED TO BE ACQUIRED
       SUMMARY OF REVENUES AND CERTAIN RENTAL EXPENSES
         FOR THE THREE MONTHS ENDED MARCH 31, 1994
                 (IN THOUSANDS OF DOLLARS)



 Rental income                                               $ 7,149
 Rental expenses (excluding depreciation):
     Utilities                                      $  737
     Repairs and maintenance                         1,174
     Real estate taxes                                 511
     Property management                               357
     Other rental expenses                           1,127     3,906
 Excess of revenues over certain rental expenses             $ 3,243

                       NOTES TO SUMMARY OF REVENUES
                        AND CERTAIN RENTAL EXPENSES

     The summaries of revenues and certain rental expenses reflect the operations of the Portfolio Acquisition (the "property") for the year ended December 31, 1993 based upon the audited statement of rental operations of the properties appearing elsewhere herein and for the three month period ended March 31, 1994 based upon the unaudited statement of rental operations of the property.

     The summaries have been prepared on the accrual method of accounting. Rental expenses include repair and maintenance expenses, utilities, real estate taxes, insurance and certain other expenses. In accordance with the regulations of the Securities and Exchange Commission, mortgage interest expenses, depreciation, and general and administrative costs have been excluded from operating expenses, as they are dependent upon a particular owner, purchase price or financial arrangement.

     In assessing the properties, management considered the existing and potential tenant base, expected job growth in the area, occupancy rates, the competitive nature of the market and comparative rental rates. Furthermore, current and anticipated maintenance and repair costs, real estate taxes and anticipated capital improvements were assessed.

                       UNITED DOMINION REALTY TRUST, INC.
              PRO FORMA CONDENSED FINANCIAL STATEMENTS (UNAUDITED)

     The following balance sheet at March 31, 1994 gives effect to the proposed acquisition by the Trust of the 25 apartment communities included in the Portfolio Acquisition from certain affiliates of the Clover Financial Corporation, a New Jersey corporation.

     The pro forma condensed statements of operations for the year ended December 31, 1993 and the three months ended March 31, 1994 assume the acquisition of the property as if it had occurred at the beginning of each period presented.

     The pro forma condensed statements have been prepared by the management of the Trust. The pro forma condensed financial statements of operations may not be indicative of the results that would have occurred had the acquisitions been completed on the dates indicated. Also, they necessarily are not indicative of future results. The pro forma condensed financial statements should be read in conjunction with the Trust's audited financial statements for the year ended December 31, 1993 (included in the Trust's Form 10-K for the year ended December 31, 1993) and the unaudited financial statements as of March 31, 1994 and for the three months then ended (included in the Trust's Form 10-Q for the periods ended March 31, 1994) and the accompanying notes.

                       UNITED DOMINION REALTY TRUST, INC.
                            PRO FORMA BALANCE SHEET
                                 MARCH 31, 1994
                                  (UNAUDITED)
                  (IN THOUSANDS OF DOLLARS, EXCEPT SHARE DATA)

                                                                                                              ACQUISITIONS
                                                                                                               PREVIOUSLY
                                                                                                              REPORTED ON
                                                                                               PORTFOLIO     FORM 8-K DATED
                                                                            HISTORICAL (A)    ACQUISITION    APRIL 15, 1994
BALANCE SHEET
ASSETS
Real estate owned
  Apartments.............................................................      $532,227        $ 162,997(B)     $ 21,198(G)
  Shopping centers.......................................................        74,450
  Office and Industrial..................................................         4,593
                                                                                611,270          162,997          21,198
  Less accumulated depreciation..........................................        97,150
                                                                                514,120          162,997          21,198
Cash and cash equivalents................................................        10,489
Other assets.............................................................        10,993
                                                                               $535,602        $ 162,997        $ 21,198
LIABILITIES AND SHAREHOLDERS' EQUITY
Mortgage notes payable...................................................      $ 72,660        $  11,700(C)
Notes payable............................................................       188,101           52,597(D)     $ 21,198(H)
Accounts payable, accrued expenses and other.............................         7,259
Tenants' deposits and rents paid in advance..............................         3,372
Distributions payable to shareholders....................................         8,130
                                                                                279,522           64,297          21,198
Shareholders' equity
  Common stock, $1 par value; 60,000,000 shares authorized 41,703,785 shares
    issued and outstanding (48,703,785 in pro forma).....................        41,704            7,000(E)
  Additional paid in capital.............................................       302,981           91,700(F)
  Notes receivable from office shareholders..............................        (4,096)
  Distributions in excess of earnings....................................       (84,509)
  Total shareholders' equity.............................................       256,080           98,700              --
                                                                               $535,602        $ 162,997        $ 21,198
                                                                             PRO
                                                                            FORMA
BALANCE SHEET
ASSETS
Real estate owned
  Apartments.............................................................  $716,422
  Shopping centers.......................................................    74,450
  Office and Industrial..................................................     4,593
                                                                            795,465
  Less accumulated depreciation..........................................    97,150
                                                                            698,315
Cash and cash equivalents................................................    10,489
Other assets.............................................................    10,993
                                                                           $719,797
LIABILITIES AND SHAREHOLDERS' EQUITY
Mortgage notes payable...................................................  $ 84,360
Notes payable............................................................   261,896
Accounts payable, accrued expenses and other.............................     7,259
Tenants' deposits and rents paid in advance..............................     3,372
Distributions payable to shareholders....................................     8,130
                                                                            365,017
Shareholders' equity
  Common stock, $1 par value; 60,000,000 shares authorized 41,703,785 shares
    issued and outstanding (48,703,785 in pro forma).....................    48,704
  Additional paid in capital.............................................   394,681
  Notes receivable from office shareholders..............................    (4,096)
  Distributions in excess of earnings....................................   (84,509)
  Total shareholders' equity.............................................   354,780
                                                                           $719,797

                       UNITED DOMINION REALTY TRUST, INC.
                        NOTES TO PRO FORMA BALANCE SHEET
                                 MARCH 31, 1994
                                  (UNAUDITED)

     (A) Represents the Trust's Historical Balance Sheet contained in the Trust's Quarterly Report on Form 10-Q for the quarter ended March 31, 1994.
     (B) Represents the initial purchase price of $161,950,000 for the 25 properties proposed to be acquired in the Portfolio Acquisition plus estimated closing costs of $1,047,000.
     (C) Represents the assumption of two mortgage loans encumbering two properties included in the Portfolio Acquisition as follows:

                                                                               LOAN       INTEREST
                              PROPERTY NAME                                   AMOUNT        RATE
Harris Pond Apartments...................................................   $5,200,000      8.75%
Royal Oaks Apartments....................................................    6,500,000      8.50%

     (D) Represents assumed additional borrowings of $52,597,000 necessary to fund a portion of the Portfolio Acquisition.
     (E) Represents the issuance of 7,000,000 shares in the Offering.
     (F) Represents the net proceeds from the Offering attributable to Additional Paid in Capital. In determining net proceeds, underwriting discounts and other offering costs equal to 6% of gross proceeds, or $6,300,000, have been assumed.
     (G) Represents the aggregate purchase price of $21,198,000 of two apartment communities purchased on April 8, 1994 and April 14, 1994, as previously reported on Form 8-K dated April 15, 1994.
     (H) Represents assumed additional borrowings of $21,198,000 on unsecured notes payable necessary to fund the acquisitions of the properties in (G).

                       UNITED DOMINION REALTY TRUST, INC.
                       PRO FORMA STATEMENT OF OPERATIONS
                   FOR THE THREE MONTHS ENDED MARCH 31, 1994
                                  (UNAUDITED)
                (IN THOUSANDS OF DOLLARS, EXCEPT PER SHARE DATA)

                                                                                                  ACQUISITIONS
                                                                                                   PREVIOUSLY
                                                                                                  REPORTED ON           PRO
                                                                                PORTFOLIO        FORM 8-K DATED        FORMA
                                                            HISTORICAL (A)   ACQUISITION (B)   APRIL 15, 1994 (C)   ADJUSTMENTS
STATEMENT OF OPERATIONS
INCOME
Property operations:
  Rental income...........................................     $ 26,706          $ 7,149             $1,421
  Property expenses:
    Utilities.............................................        2,712              737                 81
    Repairs & maintenance.................................        3,716            1,174                257
    Real estate taxes.....................................        1,802              511                 64
    Property management...................................          921              357                 72           $  (177)(E)
    Other operating expenses..............................        2,234            1,127                283              (139)(F)
    Depreciation of real estate owned.....................        5,706                                                 1,168(G)
                                                                 17,091            3,906                757               852
Income from property operations...........................        9,615            3,243                664              (852)
Interest income...........................................          114
                                                                  9,729            3,243                664              (852)
EXPENSES
  Interest................................................        4,655                                                 1,581(I)
  General and administrative..............................        1,474
  Other depreciation and amortization.....................          185
                                                                  6,314               --                 --             1,581
Income before gains (losses) on investments...............        3,415            3,243                664            (2,433)
Gains (losses) on sale of investments.....................
Net income................................................     $  3,415          $ 3,243             $  664           $(2,433)
Net income per share......................................     $   0.08
Distributions declared per share..........................         .195
Weighted average number of shares outstanding.............       41,688            7,000

                                                               PRO
                                                              FORMA
STATEMENT OF OPERATIONS
INCOME
Property operations:
  Rental income...........................................   $35,276
  Property expenses:
    Utilities.............................................     3,530
    Repairs & maintenance.................................     5,147
    Real estate taxes.....................................     2,377
    Property management...................................     1,173
    Other operating expenses..............................     3,505
    Depreciation of real estate owned.....................     6,874
                                                              22,606
Income from property operations...........................    12,670
Interest income...........................................       114
                                                              12,784
EXPENSES
  Interest................................................     6,236
  General and administrative..............................     1,474
  Other depreciation and amortization.....................       185
                                                               7,895
Income before gains (losses) on investments...............     4,889
Gains (losses) on sale of investments.....................
Net income................................................   $ 4,889
Net income per share......................................   $  0.10
Distributions declared per share..........................      .195
Weighted average number of shares outstanding.............    48,688

                       UNITED DOMINION REALTY TRUST, INC.
                       PRO FORMA STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 1993
                                  (UNAUDITED)
                (IN THOUSANDS OF DOLLARS, EXCEPT PER SHARE DATA)

                                                                            ACQUISITIONS          ACQUISITIONS
                                                                             PREVIOUSLY            PREVIOUSLY
                                                                            REPORTED ON            REPORTED ON            PRO
                                                          PORTFOLIO        FORM 8-K DATED        FORM 8-K DATED          FORMA
                                      HISTORICAL (A)   ACQUISITION (B)   APRIL 15, 1994 (C)   DECEMBER 31, 1993 (D)   ADJUSTMENTS
STATEMENT OF OPERATIONS
INCOME
Property operations:
  Rental income.....................     $ 89,084          $28,345             $6,990                $ 9,424
  Property expenses:
    Utilities.......................        7,838            2,461                379                    846
    Repairs & maintenance...........       13,950            4,439                773                  1,407
    Real estate taxes...............        5,777            1,975                565                    780
    Property management.............        2,782            1,413                297                    422           $    (816)(E)
    Other operating expenses........        7,512            4,489              1,236                  1,552                (554)(F)
    Depreciation of real estate
      owned.........................       19,764                                                                          6,878(G)
                                           57,623           14,777              3,250                  5,007               5,508
Income from property operations.....       31,461           13,568              3,740                  4,417              (5,508)
Interest income.....................          708                                                                           (438)(H)
                                           32,169           13,568              3,740                  4,417              (5,946)
EXPENSES
  Interest..........................       16,938                                                                          8,183(I)
  General and administrative........        3,349
  Other depreciation and
    amortization....................          596
                                           20,883               --                 --                     --               8,183
Income before gains (losses) on
  investments.......................       11,286           13,568              3,740                  4,417             (14,129)
Gains (losses) on sale of
  investments.......................          (89)
Net income..........................     $ 11,197          $13,568             $3,740                $ 4,417           $ (14,129)
Net income per share................     $   0.29
Distributions declared per share....         0.70
Weighted average number of shares
  outstanding.......................       38,202            7,000

                                         PRO
                                        FORMA
STATEMENT OF OPERATIONS
INCOME
Property operations:
  Rental income.....................  $133,843
  Property expenses:
    Utilities.......................    11,524
    Repairs & maintenance...........    20,569
    Real estate taxes...............     9,097
    Property management.............     4,098
    Other operating expenses........    14,235
    Depreciation of real estate
      owned.........................    26,642
                                        86,165
Income from property operations.....    47,678
Interest income.....................       270
                                        47,948
EXPENSES
  Interest..........................    25,121
  General and administrative........     3,349
  Other depreciation and
    amortization....................       596
                                        29,066
Income before gains (losses) on
  investments.......................    18,882
Gains (losses) on sale of
  investments.......................       (89 )
Net income..........................  $ 18,793
Net income per share................  $   0.42
Distributions declared per share....      0.70
Weighted average number of shares
  outstanding.......................    45,202

                       UNITED DOMINION REALTY TRUST, INC.
                  NOTES TO PRO FORMA STATEMENTS OF OPERATIONS
                 FOR THE THREE MONTHS ENDED MARCH 31, 1994 AND
                        THE YEAR ENDED DECEMBER 31, 1993
                                  (UNAUDITED)

     (A) Represents the Trust's Historical Statements of Operations contained in its Quarterly Report on Form 10-Q for the three months ended March 31, 1994 and its Annual Report on Form 10-K for the year ended December 31, 1993.
     (B) Represents actual rental income and related operating expenses of the proposed Portfolio Acquisition, as reported elsewhere herein.
     (C) Represents rental income and related operating expenses of four apartment acquisitions, as previously reported on Form 8-K dated April 15, 1994.
     (D) Reflects the net adjustments required to allow for a full year of rental income and operating expenses for the year ended December 31, 1993, for the Trust's acquisitions reported on Form 8-K during 1993.
     (E) Reflects the net decrease in property management fees for the Portfolio Acquisition and the Trust's 1993 and 1994 acquisitions. The Trust internally manages its apartment properties at a cost of approximately 3% of rental income.
     (F) Reflects the net decrease in insurance expense to reflect that the Trust insures its apartments for approximately $107 per unit less that the historical insurance expense of the Portfolio Acquisition.
     (G) Represents the net adjustments to depreciation expense as outlined in the table below. Depreciation is computed on a straight-line basis over the estimated useful lives of the related assets. Buildings have been depreciated over 35 years and other improvements over 15 years based upon an assumed allocation of the estimated initial cost of the Portfolio Acquisition.

                                             3 MONTHS ENDED      12 MONTHS ENDED
                                             MARCH 31, 1994     DECEMBER 31, 1993
Increase related to the Portfolio
  Acquisition                                  $1,022,000          $ 4,088,000
Increase related to the acquisitions
  previously reported on Form 8-K dated
  April 15, 1994                                  146,000            1,280,000
Increase related to the acquisitions
  previously reported on Form 8-K dated
  December 31, 1993                                    --            1,510,000
  Total                                        $1,168,000          $ 6,878,000

     (H) Reflects the reduction of interest income associated with the use of short-term investments to acquire the properties at assumed interest rates in effect at the time of each respective acquisition for the year ended December 31, 1993, for the Trust's 1993 acquisitions reported on Form 8-K during 1993.
     (I) Reflects the additional interest expense associated with the increase in bank lines of credit and the assumption of two mortgage notes assumed to have been incurred by the Trust to purchase (i) the Portfolio Acquisition at interest rates and maturities which are currently available to the Trust, (ii) the 1994 apartment acquisitions through May 13, 1994 at interest rates under the Trust's bank lines of credit on the date of purchase, and (iii) the 1993 apartment acquisitions made by the Trust at interest rates and maturities that were available at the time of each acquisition as follows:

                                             3 MONTHS ENDED      12 MONTHS ENDED
                                             MARCH 31, 1994     DECEMBER 31, 1993
Increase related to the Portfolio
  Acquisition                                  $1,192,000          $ 4,769,000
Increase related to the acquisitions
  previously reported on Form 8-K
  dated April 15, 1994                            389,000            1,871,000
Increase related to the acquisitions
  previously reported on Form 8-K
  dated December 31, 1993                              --            1,543,000
  Total                                        $1,581,000          $ 8,183,000

Signatures

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                    UNITED DOMINION REALTY TRUST, INC.



Date:     May 26, 1994                    /s/ James Dolphin
                                          James Dolphin, Senior Vice President
                                          Chief Financial Officer




Date:     May 26, 1994                    /s/ Jerry A. Davis
                                          Jerry A. Davis, Vice President
                                          Controller